UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2012

EL PASO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

            On March 5, 2012, El Paso Corporation (“El Paso”) issued a press release announcing its intention to adjourn, without conducting any business, the special meeting of its stockholders scheduled for 9:00 a.m., local time on  March 6, 2012 and to reconvene the special meeting at 9:00 a.m., local time on March 9, 2012 at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas 77002, the same location as the special meeting scheduled for March 6, 2012.  The record date for stockholders entitled to vote at the special meeting remains January 20, 2012.  El Paso intends to adjourn the meeting in order to provide shareholders of El Paso with additional time to consider the February 29th Delaware Chancery Court Opinion in In re El Paso Corporation Shareholder Litigation, Case No. 6949-CS, a copy of which may be found on the investors page in El Paso’s website at www.elpaso.com.  In addition, stockholders should be aware that since El Paso mailed its definitive Proxy Statement for the Special Meeting on or about January 31, 2012, on February 24, 2012, subsidiaries of El Paso entered into an agreement to sell El Paso’s exploration and productions assets (subject to completion of Kinder Morgan's transaction with El Paso) as reflected on a Form 8-K filed by El Paso with the Securities & Exchange Commission on February 27, 2012 which may be found at www.sec.gov and that Kinder Morgan and El Paso have each filed their Annual Reports on Form 10-K for the year ended December 31, 2011 which may be found at www.sec.gov.

            El Paso has been advised by MacKenzie Partners, Inc. that as of March 2, 2012, approximately 70 percent of El Paso’s outstanding shares have been voted in connection with the transaction with Kinder Morgan with more than 98.5 percent voting in favor of the proposal to adopt the merger agreement with Kinder Morgan and the first merger and the transactions contemplated thereby, approximately 92 percent voting in favor of the proposal on adjourning the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement and first merger agreement and approximately 69 percent voting in favor of the advisory (non-binding) proposal on the compensation that may be paid to El Paso’s named executive officers that relates to the transaction with Kinder Morgan.

            A copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01        Financial Statements and Exhibits.

          (d)         Exhibits

99.1	Press Release of El Paso Corporation, dated March 5, 2012.

Important Additional Information Filed With The SEC

Kinder Morgan, Inc. (“KMI”) has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed transactions contemplated by the Merger Agreement, including a definitive Information Statement/Prospectus of KMI and a definitive Proxy Statement of El Paso Corporation (“EP”). The Registration Statement was declared effective by the SEC on January 30, 2012. Post-effective amendments to the Registration Statement were filed on February 27, 2012 and on March 1, 2012.  KMI and EP mailed the definitive Information Statement/Prospectus of KMI and definitive Proxy Statement of EP on or about January 31, 2012. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY KMI OR EP, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by KMI and EP through the web site maintained by the SEC at www.sec.gov or by phone, e-mail or written request by contacting the investor relations department of KMI or EP at the following:

	Kinder Morgan, Inc.	El Paso Corporation
Address:	500 Dallas Street, Suite 1000	1001 Louisiana Street
	Houston, Texas 77002	Houston, Texas 77002
	Attention: Investor Relations	Attention: Investor Relations
Phone:	(713) 369-9490	(713) 420-5855
E-mail:	kmp_ir@kindermorgan.com	investorrelations@elpaso.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants In The Solicitation

KMI and EP, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding KMI’s directors and executive officers is contained in the Information Statement/Proxy Statement/Prospectus and KMI’s Form 10-K for the year ended December 31, 2011, which has been filed with the SEC. Information regarding EP’s directors and executive officers is contained in EP’s Form 10-K for the year ended December 31, 2011 and its proxy statement dated March 29, 2011, which are filed with the SEC. A more complete description is available in the Registration Statement and the Information Statement/Proxy Statement/Prospectus.

Safe Harbor For Forward-Looking Statements

Statements in this document regarding the proposed transaction between KMI and EP, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, the expected timetable for completing the sale of EP’s exploration and production assets, the possible drop-down of assets and any other statements about KMI or EP managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the EP Energy Sale and the proposed transactions contemplated by the Merger Agreement; the ability to obtain the requisite regulatory and shareholder approvals and the satisfaction of other conditions to consummation of the transaction; the possibility that financing might not be available on the terms agreed to; the ability to consummate contemplated asset sales; the ability of KMI to successfully integrate EP’s operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; the political and economic stability of oil producing nations; energy markets, including changes in the price of certain commodities; weather conditions; environmental conditions; business and regulatory or legal decisions; the pace of deregulation of retail natural gas and electricity and certain agricultural products; the timing and success of business development efforts; terrorism; and the other factors described in KMI’s and EP’s Annual Reports on Form 10-K for the year ended December 31, 2011 and their most recent Exchange Act reports filed with the SEC. Except as required by law, KMI and EP disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 5, 2012

                           EL PASO CORPORATION

By:  /s/ John R. Sult

Name:  John R. Sult

Title:     Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of El Paso Corporation, dated March 5, 2012.